Core Scientific Secures Strategic Financing with Morgan Stanley for Up To $1 Billion AUSTIN, Texas, March 5, 2026 – Core Scientific, Inc. (Nasdaq: CORZ) (“Core Scientific” or the “Company”), a leader in digital infrastructure for high-density colocation, today announced that it completed the initial closing of a $500 million 364- day loan facility (the “Facility”) provided by Morgan Stanley. The Facility includes an accordion feature that provides the potential to increase total commitments by up to an additional $500 million, for total commitments of up to $1.0 billion, subject to customary terms and conditions. Borrowings under the Facility bear interest at a rate of Secured Overnight Financing Rate (“SOFR”) plus 250 basis points (2.50%). “This strengthens our liquidity and enhances our financial flexibility as we execute our development and go-to-market strategy,” said Adam Sullivan, Chief Executive Officer of Core Scientific. “With this additional financing capacity, we can operate decisively by deploying capital to expedite project ready-for-service timelines, making us an even more compelling infrastructure provider for customers.” The Company expects to use proceeds from borrowings under the Facility, as and when drawn, for general corporate purposes related to the development of data center assets, including without limitation purchase equipment costs, pre-development costs, real property acquisition and costs related to the acquisition of, and entrance into, agreements for the procurement of additional energy for data centers. About Core Scientific, Inc. Core Scientific, Inc. (“Core Scientific” or the “Company”) is a leader in designing, building and operating large scale, purpose-built data centers for high-density colocation services. We operate facilities for high-density colocation services and are a premier provider of digital infrastructure, software solutions and services to our third-party customers. We employ our own fleet of computers (“miners”) to earn digital assets for our own account and are in the process of converting most of our existing facilities to support artificial intelligence-related workloads and next generation colocation services. We currently derive the majority of our revenue from earning digital assets for our own account but expect to rapidly increase revenue derived from high-density colocation (“HDC”). We intend to repurpose our remaining facilities currently used in our digital asset mining businesses to support our high-density colocation services business as circumstances allow and in a manner designed to retain access to electrical power under our control, maximize the value of our digital asset mining equipment to third parties and fulfill our existing obligations to suppliers and customers. Our facilities are located in Alabama (1), Georgia (2), Kentucky (1), North Carolina (1), North Dakota (1), Oklahoma (1) and Texas (3). To learn more, visit www.corescientific.com. Special Note Regarding Forward-Looking Statements

-more- This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”). Forward- looking statements may include words such as “aim,” “estimate,” “plan,” “project,” “forecast,” “goal,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the Company’s use of proceeds from borrowings under the Facility and the impact of the Facility on the Company’s liquidity and financial flexibility. These statements are provided for illustrative purposes only and are based on various assumptions, whether or not identified in this press release, and on the current expectations of the Company’s management. These forward-looking statements are not intended to serve, and must not be relied on by any investor, as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions, known or unknown, that could cause actual results to vary materially from those indicated or anticipated. These risks, assumptions and uncertainties include those described in Part I. Item 1A. — “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. If one or more of these risks or uncertainties materializes, or if underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. There may be additional risks that the Company could not presently know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this press release and should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. Accordingly, you should not place undue reliance on these forward-looking statements, which speak only as of the date they are made. Please follow us on: https://www.linkedin.com/company/corescientific/ https://twitter.com/core_scientific https://www.youtube.com/@Core_Scientific Investors: ir@corescientific.com

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